UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 9, 2018

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 9, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (i) the election of eight directors, each to serve for a one-year term until the Company’s 2019 Annual Meeting of Stockholders; and (ii) the ratification of the selection of RSM US LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2019. Pursuant to the terms of the Company’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), which is convertible into shares of the Company’s common stock, the holder of the Series A Preferred Stock was entitled to vote, on an as-converted basis, together with holders of the Company’s common stock on all matters submitted to a vote at the Annual Meeting. The information reported below includes the tabulation of votes of holders of both the Company’s common stock and Series A Preferred Stock.

The Company's stockholders voted as follows on these matters:

1.	The Company's stockholders elected the eight director nominees as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Timothy D. Boyd	8,843,411	928,615	21,344	5,436,902
Stephen J. Mueller	8,659,305	1,113,801	20,294	5,436,902
Richard K. Deutsch	8,837,809	935,297	20,294	5,436,902
Stanley W. Hansen	8,746,766	1,026,340	20,294	5,436,902
Carl E. Kraus	8,987,687	785,319	20,394	5,436,902
Christopher S. O’Connor	9,311,192	461,864	20,344	5,436,902
David W. Braswell	8,622,093	1,152,413	18,894	5,436,902
Rory A. Held	9,311,373	461,683	20,344	5,436,902

2. The Company's stockholders ratified the selection of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2019 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,129,111	66,972	34,219	0

Item 8.01. Other Events.

On October 9, 2018, the Company announced that its board of directors declared a cash dividend of $0.07 per share of the Company’s common stock payable on November 27, 2018, to stockholders of record of the common stock on November 15, 2018. The Company also announced that in accordance with the terms of the Series A Preferred Stock, the board of directors declared a Series A Preferred Stock cash dividend of $20.00 per share of Series A

Preferred Stock payable on November 27, 2018 to stockholders of record of Series A Preferred Stock on November 15, 2018.

A copy of the press release announcing these dividends is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Peak Resorts, Inc. Dated October 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2018

PEAK RESORTS, INC. (Registrant)

By:	/s/ Christopher J. Bub
Name:	Christopher J. Bub
Title:	Chief Financial Officer